UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2019 (July 19, 2019)

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (949) 480-8300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2019, Clifford Press and Alfred V. Tobia, Jr., each formerly Class III directors of Acacia Research Corporation (“Acacia” or the “Company”) with terms expiring at Acacia’s 2021 annual meeting of stockholders, resigned from the Board of Directors of the Company (the “Board”) and were reappointed by the Board as directors with terms expiring at the Company’s 2020 annual meeting of stockholders. Before their resignations, each of Messrs. Press and Tobia served as a member of the Investment Committee and, following their reappointments to the Board, each of them will continue to serve on the Investment Committee.

There is no arrangement or understanding between either Messrs. Press or Tobia and any other person pursuant to which either of them was selected as a director. During the year ended December 31, 2018, the Company paid $976,000 in expenses related to the reimbursement of costs incurred by Sidus Investment Management, LLC (“Sidus”) on behalf of the participants (together with Sidus, the “Participants”) named in the proxy statement filed on June 7, 2018 by the Participants, in connection with a contested proxy election. Messrs. Press and Tobia are related parties as each of them are Participants and members of the Board. In addition, Sidus is a related party as Mr. Tobia is a Co-Founder and Managing Member at Sidus.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2019, the Board amended and restated the Bylaws of the Company (as amended and restated, the “Amended Bylaws”) to provide for a declassified Board, eliminate supermajority vote requirements for specified corporate actions and grant stockholders the right to call special meetings of the stockholders.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.
3.1 Second Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019

Acacia Research Corporation

By:    /s/ Marc W. Booth
Chief Intellectual Property Officer

Exhibit Index

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws